                                                                   EXHIBIT 10.47


                                                                       EXHIBIT H




                               SECURITY AGREEMENT

                                      among

                      UNIVERSAL COMPRESSION HOLDINGS, INC.,

                          UNIVERSAL COMPRESSION, INC.,

                           CERTAIN OF ITS SUBSIDIARIES

                                       and

                             BANKERS TRUST COMPANY,

                               as Collateral Agent

                            Dated as of May ___, 2000

                                TABLE OF CONTENTS

                                                                            Page
ARTICLE I

         SECURITY INTERESTS ............................................       2

         1.1.  Grant of Security Interests .............................       2
         1.2.  Power of Attorney .......................................       2

ARTICLE II

         GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS .............       3

         2.1.  Necessary Filings .......................................       3
         2.2.  No Liens ................................................       3
         2.3.  Other Financing Statements ..............................       3
         2.4.  Chief Executive Office; Records .........................       3
         2.5.  Location of Inventory and Equipment .....................       4
         2.6.  Recourse ................................................       4
         2.7.  Trade Names; Change of Name .............................       4

ARTICLE III

         SPECIAL PROVISIONS CONCERNING
         RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS .....................       5

         3.1.  Additional Representations and Warranties ...............       5
         3.2.  Maintenance of Records ..................................       5
         3.3.  Direction to Account Debtors; Contracting Parties; etc ..       6
         3.4.  Modification of Terms; etc ..............................       6
         3.5.  Collection ..............................................       6
         3.6.  Instruments .............................................       6
         3.7.  Further Actions .........................................       7

ARTICLE IV

         SPECIAL PROVISIONS CONCERNING MARKS ...........................       7

         4.1.  Additional Representations and Warranties ...............       7
         4.2.  Licenses and Assignments ................................       7
         4.3.  Infringements ...........................................       7
         4.4.  Preservation of Marks ...................................       8
         4.5.  Maintenance of Registration .............................       8
         4.6.  Future Registered Marks .................................       8
         4.7.  Remedies ................................................       8

                                                                            Page

ARTICLE V

         SPECIAL PROVISIONS CONCERNING
         PATENTS AND COPYRIGHTS .......................................        9

         5.1.  Additional Representations and Warranties ..............        9
         5.2.  Licenses and Assignments ...............................        9
         5.3.  Infringements ..........................................        9
         5.4.  Maintenance of Patent ..................................        9
         5.5.  Prosecution of Patent Application ......................        9
         5.6.  Other Patents and Copyrights ...........................       10
         5.7.  Remedies ...............................................       10

ARTICLE VI

         PROVISIONS CONCERNING ALL COLLATERAL .........................       10

         6.1.  Protection of Collateral Agent's Security ..............       10
         6.2.  Warehouse Receipts Non-negotiable ......................       10
         6.3.  Further Actions ........................................       11
         6.4.  Financing Statements ...................................       11

ARTICLE VII

         REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT .................       11

         7.1.  Remedies; Obtaining the Collateral Upon Default ........       11
         7.2.  Remedies; Disposition of the Collateral ................       12
         7.3.  Waiver of Claims .......................................       13
         7.4.  Application of Proceeds ................................       14
         7.5.  Remedies Cumulative ....................................       16
         7.6.  Discontinuance of Proceedings ..........................       16

ARTICLE VIII

         INDEMNITY ....................................................       17

         8.1.  Indemnity ..............................................       17
         8.2.  Indemnity Obligations Secured by Collateral; Survival ..       18



                                      (ii)

                                                                            Page
ARTICLE IX

         DEFINITIONS ..................................................       18


ARTICLE X

         THE COLLATERAL AGENT .........................................       23

         10.1.  Appointment ...........................................       23
         10.2.  Nature of Duties ......................................       23
         10.3.  Lack of Reliance on the Collateral Agent ..............       24
         10.4.  Certain Rights of the Collateral Agent ................       24
         10.5.  Reliance ..............................................       24
         10.6.  Indemnification .......................................       25
         10.7.  The Collateral Agent in its Individual Capacity .......       25
         10.8.  Holders ...............................................       25
         10.9.  Resignation by the Collateral Agent ...................       26
         10.10.  Fees and Expenses of Collateral Agent ................       26

ARTICLE XI

         MISCELLANEOUS ................................................       26

         11.1.  Notices ...............................................       27
         11.2.  Waiver; Amendment .....................................       27
         11.3.  Obligations Absolute ..................................       27
         11.4.  Successors and Assigns ................................       28
         11.5.  Headings Descriptive ..................................       28
         11.6.  Severability ..........................................       28
         11.7.  GOVERNING LAW .........................................       28
         11.8.  Assignor's Duties .....................................       28
         11.9.  Termination; Release ..................................       28
         11.10.  Counterparts .........................................       29

11.11.  Additional Assignors ..........................................       29






ANNEX A  Schedule of Chief Executive Offices/Record Locations

ANNEX B  Schedule of Inventory and Equipment Locations

ANNEX C  Schedule of Trade, Fictitious and Other Names

ANNEX D  Schedule of Marks




                                     (iii)

                                                                            PAGE

ANNEX E  Schedule of License Agreements and Assignments

ANNEX F  Schedule of Patents and Applications

ANNEX G  Schedule of Copyrights and Applications

ANNEX H  Form of Assignment of Security Interest in United
            States Trademarks and Patents

ANNEX I  Form of Assignment of Security Interest in United
            States Copyrights


                                      (iv)

                               SECURITY AGREEMENT

     SECURITY AGREEMENT, dated as of May ___, 2000, between each of the undersigned assignors (each an "Assignor" and together with any other entity that becomes an assignor hereunder pursuant to Section 11.11 hereof, the "Assignors") in favor of BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent") for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                              W I T N E S S E T H :


     WHEREAS, Universal Compression Holdings, Inc. ("Holdings"), Universal Compression, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Deutsche Bank Securities Inc., as Lead Arranger and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of May ___, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Administrative Agent and the Pledgee are herein called the "Lender Creditors");

     WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

     WHEREAS, the Borrower may, with the written consent of the Collateral Agent, at any time and from time to time enter into, or guarantee obligations of its Subsidiaries under, one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Other Creditors;

     WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Secured Creditors the payment when due of all of the Guaranteed Obligations as described therein;

     WHEREAS, pursuant to, and after the execution and delivery of, the Subsidiary Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

     WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Assignor shall have created and delivered to the Collateral Agent this Agreement; and

                                                                       EXHIBIT H
                                                                          PAGE 2


     WHEREAS, each Assignor will obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;


     NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:


                                    ARTICLE I

                               SECURITY INTERESTS

     1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Permitted Liens) in, all of the right, title and interest of the Assignor in, to and under all of the following (in each case, to the extent not subject to any liens created pursuant to the Synthetic Lease Financing Documents), whether now existing or hereafter from time to time acquired: (i) each and every Receivable,
(ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account, (v) all Equipment, (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Assignor symbolized by the Marks, (vii) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (viii) all Intellectual Property Licensee Rights, (ix) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secrets, (x) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities), and (xi) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

     (b) The security interests of the Collateral Agent under this Agreement extend to all Collateral of the kind which is the subject of this Agreement which the Assignor may acquire at any time during the continuation of this Agreement.

     1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the Assignor or otherwise), in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

                                                                       EXHIBIT H
                                                                          PAGE 3



                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

     2.1. Necessary Filings. All filings, registrations and recordings necessary to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been or shall have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to such Collateral constitutes or shall constitute a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens ) and is or shall be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

     2.2. No Liens. Each Assignor is, and as to Collateral acquired by it from time to time after the date hereof the Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby or Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands (other than immaterial claims and demands) of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

     2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, each Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

     2.4. Chief Executive Office; Records. The chief executive office of each Assignor is located at the address set forth on Annex A for such Assignor. No Assignor will move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section
2.4. The originals of all documents evidencing all Receivables and Contract Rights and Trade Secrets of each Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Annex A hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of each Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information

                                                                       EXHIBIT H
                                                                          PAGE 4

in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all necessary action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other necessary actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

     2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto. Each Assignor agrees that all Inventory and all Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section
2.5. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, as promptly as practicable and in no event later than 30 days after the establishment thereof, it shall have taken all necessary action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and
(iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other necessary actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

     2.6. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection Agreements or Other Hedging Agreements (collectively, the "Financing Documents") and otherwise in writing in connection herewith or therewith.

     2.7. Trade Names; Change of Name. Each Assignor does not have or operate in any jurisdiction under, or in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Annex C hereto. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto and new names (including, without limitation, any names of divisions or operations) established in accordance with the last sentence of this Section 2.7.

                                                                       EXHIBIT H
                                                                          PAGE 5

No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all necessary action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other necessary actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.


                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

     3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the genuine, legal and valid obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes) and (iii) will evidence true and valid obligations.

     3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and each Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon two Business Days' prior notice and otherwise in accordance with Section 8.02 of the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and upon the request of the Collateral Agent, each Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor) . Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs, each Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the

                                                                       EXHIBIT H
                                                                          PAGE 6

Receivables and the Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

     3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, each Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x) and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent that such Assignor might have done. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in Section 7.4 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

     3.4. Modification of Terms; etc. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term relating to such indebtedness or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.5. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and, except as otherwise expressly permitted herein, will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

     3.5. Collection. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

     3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within ten days notify the Collateral Agent thereof, and upon the

                                                                       EXHIBIT H
                                                                          PAGE 7

occurrence and during the continuance of an Event of Default and if requested by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

     3.7. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.


                                   ARTICLE IV

                       SPECIAL PROVISIONS CONCERNING MARKS

     4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of the Marks listed in Annex D hereto and that said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office. Each Assignor represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any Mark. Each Assignor represents and warrants that it is the owner of record of all United States registrations and applications listed in Annex D hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark and associated goodwill, and record the same.

     4.2. Licenses and Assignments. Other than the license agreements listed on Annex E hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

     4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or otherwise violating any of such Assignor's rights in and to any Mark, or with respect to any party claiming that such Assignor's use of any Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, diligently to prosecute any Person infringing any Mark.

                                                                       EXHIBIT H
                                                                          PAGE 8


     4.4. Preservation of Marks. Each Assignor agrees to use its Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

     4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. SS 1051 et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its registered Marks pursuant to 15 U.S.C. Sections 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent; provided, that to the extent permitted by the Credit Agreement, such Assignor shall not be obligated to maintain any Mark in the event that such Assignor determines, in its reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business. Each Assignor agrees to notify the Collateral Agent three (3) months prior to the date on which the affidavits of use or the applications for renewal registration are due with respect to any registered Mark that the affidavits of use or the renewal is being processed or being abandoned, as the case may be.

     4.6. Future Registered Marks. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within thirty (30) days of receipt of such certificate, such Assignor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Collateral Agent.

     4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.

                                                                       EXHIBIT H
                                                                          PAGE 9



                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                             PATENTS AND COPYRIGHTS

     5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed in Annex F hereto and in the Copyrights listed in Annex G hereto, that said Patents include all the United States patents and applications for United States patents that such Assignor now owns and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications for United States copyrights that such Assignor now owns. Each Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now uses or practices under. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and record the same.

     5.2. Licenses and Assignments. Other than the license agreements listed on Annex E hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

     5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement or other violation of such Assignor's rights in any Patent or Copyright, or with respect to any claim that practice of any Patent or use of any Copyright violates any property right of a third party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person infringing any Patent or Copyright.

     5.4. Maintenance of Patents. At its own expense, each Assignor shall take timely payment of all post-issuance fees required pursuant to 35 U.S.C. Section 41 to maintain in force rights under each Patent; provided, that to the extent permitted by the Credit Agreement, such Assignor shall not be obligated to maintain any Patent in the event that such Assignor determines, in its reasonable business judgment, that the maintenance of such Patent is no longer necessary or desirable in the conduct of its business. Each Assignor agrees to notify the Collateral Agent three (3) months prior to the date on which the post-issuance fees are due with respect to any Patent that the post-issuance fees are being paid or that the Patent is being abandoned, as the case may be.

     5.5. Prosecution of Patent Application. At its own expense, each Assignor shall diligently prosecute all applications for Patents listed in Annex F hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent

                                                                       EXHIBIT H
                                                                         PAGE 10

written consent of the Collateral Agent; provided, that to the extent permitted by the Credit Agreement, such Assignor shall not be obligated to prosecute any Patent in the event that such Assignor determines, in its reasonable business judgment, that the prosecution of such Patent is no longer necessary or desirable in the conduct of its business.

     5.6. Other Patents and Copyrights. Within 30 days of acquisition of a Patent or Copyright, or of filing of an application for a Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Collateral Agent.

     5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

     6.1. Protection of Collateral Agent's Security. Except as otherwise expressly permitted herein, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in Section 8.03 of the Credit Agreement. Prior to the exercise of any of the remedies provided for herein, all insurance proceeds shall be applied in the manner and to the extent required by the Credit Agreement, and at any time thereafter, such insurance proceeds shall be applied in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

     6.2. Warehouse Receipts Non-negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as

                                                                       EXHIBIT H
                                                                         PAGE 11

such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

     6.3. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

     6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses. Each Assignor authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.


                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

     7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may also:

          (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor; and

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument

                                                                       EXHIBIT H
                                                                         PAGE 12

     or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral; and

          (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with
     Section 7.4 hereof; and

          (d) sell, assign or otherwise liquidate, or direct the relevant Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

          (e) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places reasonably designated by the Collateral Agent, in which event such Assignor shall at its own expense:

               (i) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent, and

               (ii) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof, and

               (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

          (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine; it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

     7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10

                                                                       EXHIBIT H
                                                                         PAGE 13

days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of such Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent and the Secured Creditors may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as herein above specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

                  7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

          (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

          (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

          (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any

                                                                       EXHIBIT H
                                                                         PAGE 14

     portion thereof, and such Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

     Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

     7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any Additional Security Document to which any Assignor is a party requires proceeds of Collateral under such agreement to be applied in accordance with the provisions of this Agreement, the Pledgee or the secured party under such other agreement) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

          (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

          (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i) an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in
     Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

          (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii) inclusive, and following the termination of this Agreement pursuant to Section 11.9(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

     (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings

                                                                       EXHIBIT H
                                                                         PAGE 15

theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued (or deemed issued) under the Credit Agreement, and all Fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

     (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

     (d) Each of the Secured Creditors agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

     (e) Except as set forth in Section 7.4(d) hereof, all payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

     (f) For purposes of applying payments received in accordance with this
Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and

                                                                       EXHIBIT H
                                                                         PAGE 16

Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

     (g) It is understood and agreed that the Assignors shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses
(i) through (iii), inclusive, of Section 7.4(a) hereof.

     7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Financing Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy, renewal or extension of any of the Obligations and no course of dealing between any Assignor and the Collateral Agent or any holder of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

     7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                                                       EXHIBIT H
                                                                         PAGE 17


                                  ARTICLE VIII

                                    INDEMNITY

     8.1. Indemnity. (a) Each Assignor agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnity in any way relating to or arising out of this Agreement, any other Financing Document or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), any contract claim or, to the maximum extent permitted under applicable law, the violation of the laws of any country, state or other governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this
Section 8.l (a) for expenses to the extent caused by the gross negligence or willful misconduct of any Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such an expense, such Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

     (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

     (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or

                                                                       EXHIBIT H
                                                                         PAGE 18

growing out of any misrepresentation by such Assignor in this Agreement, any other Financing Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Financing Document.

     (d) If and to the extent that the obligations of any Assignor under this
Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE IX

                                   DEFINITIONS

     The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Administrative Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

     "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

     "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

     "Borrower" shall have the meaning provided in the first WHEREAS clause of this Agreement.

     "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with the Collateral Agent for the benefit of the Secured Creditors.

     "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Class" shall have the meaning provided in section 11.2.

     "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

                                                                       EXHIBIT H
                                                                         PAGE 19


     "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

     "Contract Rights" shall mean all rights of any Assignor (including, without limitation, all rights to payment) under each Contract.

     "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, each partnership agreement to which any Assignor is a party and any Interest Rate Protection Agreement or Other Hedging Agreement, but excluding licenses and contracts to the extent that the terms thereof prohibit the assignment of, or granting of a security interest in, such licenses or contracts.

     "Copyrights" shall mean any copyright owned by any Assignor, including any registrations of any copy now or hereafter registered with the United States Copyright office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

     "Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

     "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

     "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

     "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

     "Financing Documents" shall have the meaning provided in Section 2.6 of this Agreement.

     "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event

                                                                       EXHIBIT H
                                                                         PAGE 20

include all of any Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement to which such Assignor is a party or with respect to any partnership of which such Assignor is a partner.

     "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

     "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Intellectual Property Licensee Rights" shall mean any rights of a licensee to use any Mark, Copyright or Patent.

     "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

     "Lender Creditor" shall have the meaning provided in the first WHEREAS clause of this Agreement.

     "Lenders" shall have the meaning provided in the first WHEREAS clause of this Agreement.

     "Marks" shall mean any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by any Assignor in the United States and trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States.

     "Obligations" shall mean (i) (x) the principal of and interest on the Notes issued, and Loans made, under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of each Assignor to the Lender Creditors now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents and

                                                                       EXHIBIT H
                                                                         PAGE 21

the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents (all such principal, interest, obligations and liabilities being herein collectively called the "Credit Agreement Obligations"); (ii) all obligations and liabilities owing by such Assignor to the Other Creditors under, or with respect to, any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause
(ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement.

     "Other Creditors" shall have the meaning provided in the second WHEREAS clause of this Agreement.

     "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

     "Patents" shall mean any patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for patent now or hereafter made by any Assignor.

     "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

     "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

     "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                                                                       EXHIBIT H
                                                                         PAGE 22


     "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (ii) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(vii) all credit information, reports and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing.

     "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

     "Required Secured Creditors" shall mean (i) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, all of the Lenders) under the Credit Agreement so long as any Credit Agreement Obligations remain outstanding and (ii) in any situation not covered by preceding clause
(i), the holders of a majority of the outstanding principal amount of the Other Obligations.

     "Requisite Creditors" shall have the meaning provided in Section 11.2 of this Agreement.

     "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

     "Secured Creditors" shall have the meaning provided in the second WHEREAS clause of this Agreement.

     "Termination Date" shall have the meaning provided in Section 11.9 of this Agreement.

     "Trade Secrets" shall mean all trade secrets and proprietary information necessary to operate the business of any Assignor.

                                                                       EXHIBIT H
                                                                         PAGE 23


                                    ARTICLE X

                              THE COLLATERAL AGENT

     10.1. Appointment. The Secured Creditors, by their acceptance of the benefits of this Agreement hereby irrevocably designate Bankers Trust Company, as Collateral Agent, to act as specified herein. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note and by the acceptance of the benefits of this Agreement shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder or thereunder by or through its authorized agents or employees.

     10.2. Nature of Duties. (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement or any other Financing Document a fiduciary relationship in respect of any Secured Creditor; and nothing in this Agreement or any other Financing Document, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

     (b) The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

     (c) The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Assignor of any of the covenants or agreements contained in this Agreement or any other Financing Document.

     (d) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any other Credit Document if taking such action
(i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Credit Document or (iii) would subject the Collateral Agent to in personam jurisdiction in any locations where it is not then so subject.

     (e) Notwithstanding any other provision of this Agreement, neither the Collateral Agent nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement except for its own gross negligence or willful misconduct.

                                                                       EXHIBIT H
                                                                         PAGE 24


     10.3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Assignor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Assignor and its Subsidiaries, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any Notes or at any time or times thereafter. The Collateral Agent shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or the security interests granted hereunder or the financial condition of any Assignor or any Subsidiary of any Assignor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of any Assignor or any Subsidiary of any Assignor, or the existence or possible existence of any Default or Event of Default. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Assignor thereto or as to the security afforded by this Agreement.

     10.4. Certain Rights of the Collateral Agent. (a) No Secured Creditor shall have the right to cause the Collateral Agent to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Collateral Agent to take any such action. If the Collateral Agent shall request instructions from the Required Secured Creditors, with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors.

     (b) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Secured Creditors, unless such Secured Creditors shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

     10.5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters

                                                                       EXHIBIT H
                                                                         PAGE 25

pertaining to this Agreement and the other Security Documents and its duties thereunder and hereunder, upon advice of counsel selected by it.

     10.6. Indemnification. To the extent the Collateral Agent is not reimbursed and indemnified by any Assignor under this Agreement, the Secured Creditors will reimburse and indemnify the Collateral Agent, in proportion to their respective outstanding principal amounts (including, for this purpose, the Stated Amount of outstanding Letters of Credit and any unreimbursed drawings in respect of Letters of Credit, as well as any unpaid Primary Obligations in respect of Interest Rate Protection Agreements or other Hedging Agreements, as outstanding principal) of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as Collateral Agent in respect of this Agreement except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct. The indemnities set forth in this Article X shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Collateral Agent is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of this Agreement. The indemnities set forth in this Article X are in addition to any indemnities provided by the Lenders to the Collateral Agent pursuant to the Credit Agreement, with the effect being that the Lenders shall be responsible for indemnifying the Collateral Agent to the extent the Collateral Agent does not receive payments pursuant to this Section 10.6 from the Secured Creditors (although in such event, and upon the payment in full of all such amounts owing to the Collateral Agent, the respective Lenders who paid same shall be subrogated to the rights of the Collateral Agent to receive payment from the Secured Creditors).

     10.7. The Collateral Agent in its Individual Capacity. With respect to its obligations as a lender under the Credit Agreement and any other Credit Documents to which the Collateral Agent is a party, and to act as administrative agent under one or more of such Credit Documents, the Collateral Agent shall have the rights and powers specified therein and herein for a "Lender", or an "Administrative Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity. The Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Assignor or any Affiliate or Subsidiary of any Assignor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from any Assignor for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

     10.8. Holders. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment,

                                                                       EXHIBIT H
                                                                         PAGE 26

transfer or endorsement thereof, as the case may be, shall have been filed with the Collateral Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     10.9. Resignation by the Collateral Agent. (a) The Collateral Agent may resign from the performance of all of its functions and duties under this Agreement at any time by giving 15 Business Days' prior or written notice to the Assignors and the Lenders. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clause (b) or (c) below.

     (b) If a successor Collateral Agent shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Collateral Agent, with the consent of each Assignor, which consent shall not be unreasonably withheld, shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

     (c) If no successor Collateral Agent has been appointed pursuant to clause
(b) above by the 15th Business Day after the date of such notice of resignation was given by the Collateral Agent, as a result of a failure by such Assignor to consent to the appointment of such a successor Collateral Agent, the Required Secured Creditors shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

     10.10. Fees and Expenses of Collateral Agent. (a) Each Assignor (by its execution and delivery hereof) hereby agrees that it shall pay to Bankers Trust Company as the initial Collateral Agent, such fees as have been separately agreed to in writing with Bankers Trust Company for acting as Administrative Agent and as Collateral Agent hereunder. In the event a successor Collateral Agent is at any time appointed pursuant to the preceding Section 10.9, each Assignor hereby agrees to pay such successor Collateral Agent such fees for acting as such as would customarily be charged by such Collateral Agent for acting in such capacity in similar situations. Absent manifest error, the determination by a successor Collateral Agent of the fees owing to it shall be conclusive and binding upon such Assignor.

     (b) In addition, each Assignor agrees to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent in connection with this Agreement and any actions taken by the Collateral Agent hereunder, and agrees to pay all costs and expenses of the Collateral Agent in connection with the enforcement of this Agreement and the documents and instruments referred to herein (including, without limitation, reasonable fees and disbursements of counsel for the Collateral Agent).


                                   ARTICLE XI

                                  MISCELLANEOUS

                                                                       EXHIBIT H
                                                                         PAGE 27


     11.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

          (a) if to any Assignor, at the address set forth opposite such Assignor's signature:

          (b)  if to the Collateral Agent:

                        Bankers Trust Company
                        130 Liberty Street
                        New York, New York 10006
                        Attention: [Marcus Tarkington]

          (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, either (x) to the Representative for the Other Creditors, at such address as such Representative may have provided to the Assignor and the Collateral Agent from time to time, or (y) directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Assignor and the Collateral Agent; or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

     11.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (y) the Lender Creditors as holders of the Credit Agreement Obligations or (z) the Other Creditors as the holders of the Other Obligations; and the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

     11.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Financing Document except as specifically set forth in a waiver granted pursuant to Section 11.2 hereof; or (c) any

                                                                       EXHIBIT H
                                                                         PAGE 28

amendment to or modification of any Financing Document or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

     11.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and each Secured Creditor and their respective successors and assigns, provided that such Assignor may not transfer or assign any or all of its rights or obligations hereunder without the written consent of the Required Secured Creditors. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement or the other Financing Documents regardless of any investigation made by the Secured Creditors or on their behalf.

     11.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     11.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS CF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     11.8. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral except to the extent directly resulting from the Collateral Agent's gross negligence or willful misconduct.

     11.9. Termination; Release. (a) After the Termination Date, this Agreement shall terminate and the Collateral Agent, at the request and expense of the respective Assignor, will execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral of such Assignor as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement,

                                                                       EXHIBIT H
                                                                         PAGE 29

"Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

     (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement or otherwise released at the direction of the Required Lenders (or all Lenders if required by Section
13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of Section 4.02 of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of each Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

     (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 11.9 (a), or (b), it shall deliver to the Collateral Agent a certificate signed by its senior officer stating that the release of the respective Collateral is permitted pursuant to Section 11.9(a) or (b). If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), each Assignor shall furnish appropriate legal opinions (from counsel acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 11.9.

     (d) The Collateral Agent shall have no liability whatsoever to any Secured Creditor as a result of any release of Collateral by it in accordance with this
Section 11.9.

     11.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

     11.11. Additional Assignors. It is understood and agreed that any subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                                                                       EXHIBIT H
                                                                         PAGE 30


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

ADDRESSES
4440 Brittmoore Road                    UNIVERSAL COMPRESSION HOLDINGS, INC.
Houston, Texas
Attn:  [President]
                                        By
                                           Title:



                                        [OTHER ASSIGNORS]


                                        By
                                           Title:




                                        UNIVERSAL COMPRESSION, INC.


                                        By
                                           Title:

                                        BANKERS TRUST COMPANY,
                                            as Collateral Agent

                                          By
                                             Title:
130 Liberty Street
New York, New York  10006
Attention:  [Marcus Tarkington]

                                                                    ANNEX A
                                                                      to
                                                              SECURITY AGREEMENT


              SCHEDULE OF CHIEF EXECUTIVE OFFICES/RECORD LOCATIONS

                                                                    ANNEX B
                                                                      to
                                                              SECURITY AGREEMENT


                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

                                                                    ANNEX C
                                                                      to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF TRADE, FICTITIOUS AND OTHER NAMES

                                                                    ANNEX D
                                                                      to
                                                              SECURITY AGREEMENT

                                SCHEDULE OF MARKS

                                                                   ANNEX E
                                                                      to
                                                              SECURITY AGREEMENT




                 SCHEDULE OF LICENSE AGREEMENTS AND ASSIGNMENTS

                                                                   ANNEX F
                                                                      to
                                                              SECURITY AGREEMENT


                      SCHEDULE OF PATENTS AND APPLICATIONS

                                                                   ANNEX G
                                                                      to
                                                              SECURITY AGREEMENT





                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS

                                                                   ANNEX H
                                                                      to
                                                              SECURITY AGREEMENT


                     FORM OF ASSIGNMENT OF SECURITY INTEREST
                     IN UNITED STATES TRADEMARKS AND PATENTS

     FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Assignor], a __________ ___________ (the "Assignor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (the "Assignee"), a security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto,
(ii) all of the Assignor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule B attached hereto, in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses with which the Marks are associated and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

     THIS ASSIGNMENT is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement among the Assignor, the other assignors from time to time party thereto and the Assignee, dated as of May __, 2000 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Assignment.

                                                                    ANNEX H
                                                                      to
                                                              SECURITY AGREEMENT







     This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                   ANNEX H
                                                                     to
                                                              SECURITY AGREEMENT




     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the ____ day of _________, ____.

                                       [NAME OF ASSIGNOR], Assignor



                                       By___________________________
                                         Name:
                                         Title:



                                       BANKERS TRUST COMPANY,
                                         as Collateral Agent, Assignee


                                       By___________________________
                                         Name:
                                         Title:

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )



     On this ____ day of _________, ____, before me personally came ________ _________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.



                                                      __________________________
                                                              Notary Public

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )



     On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.



                                                      __________________________
                                                              Notary Public

                                                                      SCHEDULE A



                                 U.S. TRADEMARKS

MARK                                 REG. NO.                   REG. DATE

                                                                      SCHEDULE B


                                  U.S. PATENTS

PATENT                            PATENT NO.                     ISSUE DATE

                                                                   ANNEX I
                                                                     to
                                                              SECURITY AGREEMENT




                     FORM OF ASSIGNMENT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS



     WHEREAS, [Name of Assignor], a ________________ _______________ (the
"Assignor"), having its chief executive office at ______________, ____________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

     WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (the "Assignee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

     WHEREAS, the Assignor is willing to assign to the Assignee, and to grant to the Assignee, a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of May __, 2000, made by the Assignor, the other assignors from time to time party thereto and the Assignee (as amended from time to time, the "Security Agreement"), the Assignor hereby assigns to the Assignee, and grants to the Assignee, a security interest in the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

     This Assignment is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement.

     Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge and deliver to the Assignor an instrument in writing releasing the security interest in the copyright registrations and applications thereof described above.

     This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                   ANNEX I
                                                                     to
                                                              SECURITY AGREEMENT


                  Executed at New York, New York, the __ day of _________, ____.

                                           [NAME OF ASSIGNOR], as Assignor


                                           By__________________________
                                                Name:
                                                Title:



                                           BANKERS TRUST COMPANY, as
                                             Collateral Agent, Assignee


                                           By__________________________
                                                Name:
                                                Title:

 STATE OF NEW YORK  )
                    ) ss.:
COUNTY OF NEW YORK  )



     On this __ day of _________, ____, before me personally came ___________ _______________, who being duly sworn, did depose and say that [s]he is
___________________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.




                                                     _________________________
                                                             Notary Public

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


     On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.

                                                     _________________________
                                                             Notary Public

                                                                      SCHEDULE A


                                 U.S. COPYRIGHTS

REGISTRATION                           PUBLICATION
  NUMBERS                                 DATE                   COPYRIGHT TITLE
